NVIDIA Guarantees SB Energy's PORTS-Pike Technology Campus in Ohio to Exclusively Host NVIDIA AI Compute
•NVIDIA will be the exclusive AI compute infrastructure provider at PORTS-Pike
•NVIDIA to provide credit support on land, power, and shell buildout to secure initial 4.25 IT-GW, with an option to take the remaining 3.75 IT-GW
•OpenAI will be the customer for 8-IT GW
•PORTS-Pike campus project will create tens of thousands of Ohio jobs, pay for its power infrastructure, and invest hundreds of millions in the community anchored by an initial $80 million community benefits fund
•NVIDIA to invest $1.5B in SB Energy now to support SB Energy’s growth and commitments to the Ohio community

SANTA CLARA and REDWOOD CITY, Calif. – August 17, 2026 – NVIDIA announced that it has secured land, power and shell (LPS) capacity through a partnership with SB Energy at the PORTS-Pike Technology Campus in Pike County, Ohio, to host NVIDIA compute. OpenAI will be the customer. SB Energy will build, own and operate the data center under a 20-year lease to OpenAI.
Demand for AI is growing at an extraordinary pace. AI is becoming infrastructure, requiring a full stack of critical resources, including LPS. To meet this moment, NVIDIA is securing the LPS capacity at PORTS-Pike to exclusively host NVIDIA AI factories. This unique campus development will lay the foundation for tomorrow’s breakthroughs, enabling communities to drive scientific discovery, health care advances and regional economic development.
OpenAI will utilize the capacity at the site. The AI factory will use NVIDIA’s full-stack DSX AI factory platform, including GPUs, CPUs and networking. The initial deployment is designed to support 4.25 IT-GW of AI factory capacity. NVIDIA has the option to extend the opportunity at PORTS-Pike beyond the initial capacity. The DSX AI factory architecture used at PORTS-Pike will deliver resiliency across the full stack – facilities, hardware, and software together – reducing infrastructure overhead and accelerating time to tokens for the next generation of AI factories.
“AI is becoming infrastructure – the foundation for intelligence in every industry – and land, power and shell have become vital in the age of AI. Now is the time to scale the AI infrastructure that will power the next industrial revolution,” said Jensen Huang, founder and CEO of NVIDIA. “We are securing long-lived infrastructure for NVIDIA compute so OpenAI can deploy the most productive AI factories that can be upgraded repeatedly with each new generation delivering more intelligence and better economics.”

“Infrastructure is vital for the AI economy. With SoftBank Group, OpenAI and NVIDIA, SB Energy is building power-first infrastructure at unprecedented scale while strengthening the communities that make it possible – protecting ratepayers, creating tens of thousands of well-paying jobs, and investing in infrastructure to revitalize Southern Ohio that has long shaped America’s future,” said Rich Hossfeld, co-CEO of SB Energy.
“This is going to be a huge site, with enough computing power to help millions of people use AI to do things we can only start to imagine today, from finding new medicines to starting businesses and solving hard problems,” said Sam Altman, CEO of OpenAI. “We’re proud to build it in Pike County, a place that is once again at the heart of American industry and leading the future. We want the people who live here to feel the benefits too, through good jobs, more opportunity for local businesses, and investment in the community for years to come.”
“The next era of intelligence will transform every industry — and require infrastructure built at unprecedented speed and scale. Together with our partners, SoftBank will help unlock the power of AGI and move humanity forward,” said Masayoshi Son, Chairman and CEO of SoftBank Group Corp.
Campus to Bring New Jobs and Benefits to Ohio
SB Energy’s PORTS-Pike Technology Campus is reindustrializing the decommissioned Portsmouth Gaseous Diffusion Plant and the surrounding area, bringing a new generation of jobs to Appalachian Ohio, while creating an opportunity for the region to play an important role in the next era of American industry. Spanning private and federal land, the campus is being developed in collaboration with AEP Ohio, the U.S. Department of Energy, and the U.S. Department of Commerce. The planned capacity is expected to come online in phases beginning in 2028.
In support of the surrounding Ohio community, SB Energy and SoftBank will build at least 10 GW of new energy generation, which results in 8 IT-GW of AI factory capacity, and invest at least $4.2 billion in new regional grid infrastructure through an innovative partnership with AEP Ohio designed to protect ratepayers. OpenAI has agreed to build on SB Energy’s originally announced $40 million community benefits fund with an incremental $40 million designed to support local priorities, including affordable energy, job creation and workforce development, and community and economic development.
NVIDIA Invests in SB Energy
NVIDIA will invest $1.5 billion in SB Energy, joining existing investors SoftBank Group and OpenAI. The investment supports SB Energy’s continued evolution into a leading AI infrastructure developer, while supporting Pike County and other local communities, with the vast opportunity ahead to deliver compute infrastructure at speed and scale.
This press release shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.
Advisors
Goldman Sachs and JP Morgan served as financial advisors for SB Energy. Morgan Stanley served as NVIDIA’s financial advisor.
About NVIDIA
NVIDIA (NASDAQ: NVDA) is the world leader in AI and accelerated computing.
About SB Energy
SB Energy is a leading integrated data center and power infrastructure company purpose-built for the AI economy. The company develops, constructs, and operates gigawatt-scale data center campuses and utility-scale power generation assets. Through its vertically integrated, power-first model, SB Energy addresses the industry's primary bottleneck and accelerates speed-to-compute, with a focus on community, reliability, and cost discipline. For more information, visit www.sbenergy.com.
About OpenAI
OpenAI is making powerful AI accessible, useful and abundant for people and businesses everywhere to build, solve problems and expand what they’re able to do.
Media Contacts
NVIDIA
Press@NVIDIA.com
SB Energy
press@sbenergy.com
OpenAI
press@openai.com
NVIDIA Forward-Looking Statements

Certain statements in this press release including, but not limited to, statements as to: AI becoming infrastructure and AI infrastructure powering the next industrial revolution; NVIDIA’s partnership with SB Energy and the expected benefits and impacts of the partnership; NVIDIA’s investment in SB Energy; the development, timing, scale, capacity and operation of the PORTS-Pike campus; the exclusive hosting of NVIDIA systems at the PORTS-Pike campus; OpenAI’s expected customer role and DSX deployment at PORTS-Pike; the potential expansion of the PORTS-Pike campus and related commitments and the expected economic and community impacts of the campus; NVIDIA’s credit support; expectations with respect to demand for AI; expectations with respect to performance, availability, and benefits of NVIDIA’s products, services and technologies, and related trends and drivers; expectations with respect to technology developments, and related trends and drivers; expectations with respect to AI and related industries; and other statements that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections based on management’s beliefs and assumptions and on information currently available to management and are subject to risks and uncertainties that could cause results to be materially different than expectations. Important factors that could cause actual results to differ materially include: global economic and political conditions; NVIDIA’s reliance on third parties to manufacture, assemble, package and test NVIDIA’s products; the impact of technological development and competition; development of new products and technologies or enhancements to NVIDIA’s existing products and technologies; market acceptance of NVIDIA’s products or NVIDIA’s partners’ products; design, manufacturing or software defects; changes in consumer preferences or demands; changes in industry standards and interfaces; unexpected loss of performance of NVIDIA’s products or technologies when integrated into systems; NVIDIA’s ability to realize the potential benefits of business investments or acquisitions; and changes in applicable laws and regulations, as well as other factors detailed from time to time in the most recent reports NVIDIA files with the Securities and Exchange Commission, or SEC, including, but not limited to, its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Copies of reports filed with the SEC are posted on the company’s website and are available from NVIDIA without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, NVIDIA disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.